Long-Term Payables	12 Months Ended
Dec. 31, 2024
Long-Term Payables [Abstract]
LONG-TERM PAYABLES
11.	LONG-TERM PAYABLES

Long-term payables consisted of the following:

	As of December 31,
	2024	2023

Payables for purchasing mining equipment – non-current portion
Opening balance	102,435	109,435
Repayment	(1,134)	(7,000)
Closing balance	101,301	102,435

The long-term payable represents an amount due to a supplier for the purchase of mining equipment in 2022. Pursuant to the purchase agreements and supplemental agreements entered into between the supplier and the Company, the outstanding purchase price is subject to interest at a rate of 6% per annum from the date of equipment delivery until the full settlement of the outstanding balance. The Company may initiate early or partial repayments, subject to mutual agreement by both parties. During the year ended December 31, 2024, the Company made partial repayment by transferring its 204,348 treasury shares to the supplier.